UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2019

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-51872	26-3062752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

170 Pater House, Psaila Street

Birkirkara, Malta, BKR 9077

(Address of principal executive offices)

356 2757 7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Waiver Agreements

In November, 2019, Esports Entertainment Group, Inc. (the “Company”) entered into Waiver Agreements (the “November 2019 Waiver Agreements”) with the investors (the “Investors”) in its November 2018 private placement offering (the “November 2018 Offering”) of certain Senior Secured Convertible Promissory Notes (each a “2018 Note,” collectively, the “2018 Notes”) and warrants (the “2018 Warrants”) to purchase shares of the Company’s common stock, par value $0.001 per share (“Common Stock”). The November 2019 Waiver Agreements are in addition to the waiver agreements previously entered into by the Company and the Investors in July 2019 as reported by the Company in its Current Report on Form 8-K filed with the Securities and Exchange commission on July 22, 2019.

Pursuant to the terms of the November 2019 Waiver Agreements, the Investors (i) agreed to extend the maturity dates of the 2018 Notes to February 14, 2020 and (ii) waived any and all defaults with respect to the Company’s compliance with any covenant or agreement contained in the 2018 Notes, 2018 Warrants or the Securities Purchase Agreements that were executed in connection with the November 2018 Offering.

In consideration for the November 2019 Waiver Agreements, the Company agreed to issue each Investor an additional warrant to purchase such number of shares of Common Stock equal to 5% of the shares of Common Stock issuable upon exercise of their 2018 Warrants (the “Additional Warrants”). The Additional Warrants will have an exercise price of $0.75 per share and shall be in form substantially the same as the 2018 Warrants; provided that no cashless exercise provision, ratchet provision or piggyback registration provision shall be contained in the Additional Warrants.

Notwithstanding the foregoing, the November 2019 Waiver Agreements executed with two Investors contained certain other provisions as described below.

Pursuant to the November 2019 Waiver Agreement that was executed with one of the Investors the Company agreed to a partial repayment of such investor’s 2018 Note in the sum of $30,000.

Pursuant to the November 2019 Waiver Agreement that was executed with the second Investor, the Company agreed to a partial repayment of such investor’s 2018 Note in the sum of $75,000, With respect to the Maturity Date extension, this Investor agreed to extend the maturity date of its 2018 Note to February 1, 2020, unless the Company has provided notice on or before February 1, 2020 in good faith that the Underwritten Offering (as defined therein) will conclude on or prior to February 14, 2020, in which case the Maturity Date will be February 14th, 2020. This Investor did not receive any Additional Warrants.

The foregoing descriptions of the 2019 Waiver Agreements does not purport to be complete and is qualified in its entirety by its full text, the forms of which are filed hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

Bridge Loan

On December 6, 2019, the Company entered into certain securities purchase agreements (the “Purchase Agreements”) with four accredited investors (the “December Investors”) whereby the Company issued to the December Investors convertible promissory notes (the “Notes”) in the aggregate principal amount of $550,000 (which amount includes a 10% original issue discount) and Warrants to purchase an aggregate of 916,667 shares of the Company’s Common Stock (“Warrants”) for aggregate gross proceeds of $500,000.

The Notes accrue interest at a rate of 5% per annum and is initially convertible into shares of the Company’s common stock at a conversion price of $0.60 per share, subject to adjustment (the “Conversion Price”). The Notes contains a mandatory conversion mechanism whereby unpaid principal and accrued interest on the Note, upon the closing of a Qualified Offering (as defined therein) converts into shares of the Company’s Common Stock at the lower of (i) the Conversion Price and (ii) 80% of the offering price in the Qualified Offering. The Notes contains customary events of default (each an “Event of Default”) and mature on December 6, 2020. If an Event of Default occurs, the outstanding principal amount of the Notes, plus accrued but unpaid interest, liquidated damages and other amounts owing with respect to the Notes will become, at the Investor’s election, immediately due and payable in cash at the “Mandatory Default Amount”. The Mandatory Default Amount means the sum of 130% of the outstanding principal amount of the Notes plus accrued and unpaid interest, including default interest of 18% per annum, and all other amounts, costs, expenses and liquidated damages due in respect of the Notes.

The Warrants are exercisable at a price of $0.75 per share, subject to adjustment from the date of issuance through December 6, 2022.

Joseph Gunnar & Co., LLC (the “Placement Agent”) acted as placement agent in connection with the foregoing and received cash compensation of $50,000 and warrants to purchase 311,667 shares of the Company’s Common Stock at an initial exercise price of $0.75 per share, subject to adjustment (“Agent Warrants”). The Agent Warrants may be exercised on a “cashless” basis and expire December 6, 2024.

The foregoing descriptions of the Purchase Agreement, Note, and Warrants do not purport to be complete and are qualified in their entirety by their full text, the forms of which have been previously filed and are incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

Item 1.01 is hereby incorporated by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

Item 1.01 is hereby incorporated by reference.

The Additional Warrants and the securities issued pursuant to the Offering were not registered under the Securities Act, but qualified for exemption under Section 4(a)(2) and/or Regulation D of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, the November 2018 Investors and the December Investors had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since the November 2018 Investors and the December Investors agreed to, and received, the securities bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

10.1	Form of Waiver Agreement

10.2	Form of Securities Purchase Agreement (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on August 20, 2019)

10.3	Form of Convertible Promissory Note (incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K filed with the SEC on August 20, 2019)

10.4	Form of Warrant (incorporated herein by reference to Exhibit 10.3 to the Current Report on Form 8-K filed with the SEC on August 20, 2019)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESPORTS ENTERTAINMENT GROUP, INC.

Dated: December 20, 2019	By:	/s/ Grant Johnson
Grant Johnson Chief Executive Officer

5